Exhibit 10.5

THIRD ADDENDUM TO LEASE AGREEMENT

ADDENDUM TO LEASE DATED 16 OF DECEMBER 2010, BETWEEN HENRY AMALGAMATED LLC, (LESSOR) AND ANGIE’S LIST, INC., (LESSEE), And DATED MARCH 1, 2009 (LEASE AGREEMETN) IS MADE AND ENTERED AS OF December 15, 2010.

WHEREAS, Lessor and Lessee entered into the lease agreement dated March 1, 2009 for office space.

NOW THEREFORE, it is agreed that the Lease Agreement is hereby modified and amended in the following respects to be effective DECEMBER 16, 2010 WIT:

1.	Paragraph (1) (Description of Premises) Lessor herby leases additional parking space known as the following to the lessee: 919 E Market Street Indianapolis, IN 46202

2.	Paragraph (4) (Rent) the amount for the additional thirteen parking spaces will be $702.00 a month.

Except as specifically mentioned herein, all other terms and conditions of the original Lease Agreement shall remain the same and unchanged

Henry Amalgamated LLC Lessor

/s/ Karl Northern	Date:	1/31/11
Karl Northern

Angie’s List Lessee

/s/ Chuck Hundt	Date:	1/31/11
Chuck Hundt